Bishop Volatility Flex Fund Investor Class Shares: BVFVX Class C Shares: BVFCX

1-877-705-1115

www.bishopassetmanagement.com

Summary Prospectus    February 1, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated February 1, 2012, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.bishopassetmanagement.com/prospectus. You can also obtain these documents at no cost by calling 1-877-705-1115 or by sending an email request to orderbishop@geminifund.com.

Investment Objective: The Fund primarily seeks capital appreciation with capital preservation as a secondary goal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	19.17%	37.41%
Acquired Fund Fees and Expenses(1)	0.25%	0.25%
Total Annual Fund Operating Expenses	20.42%	39.41%
Fee Waiver and/or Reimbursement(2)	(18.42)%	(36.66)%
Total Annual Fund Operating Expenses After Fee Waiver and or Reimbursement	2.00%	2.75%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2013, to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any taxes, interest, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.75% and 2.50% for Investor Class and Class C shares, respectively.  Fee waivers and reimbursements are subject to recoupment from adviser within 3 years if such recoupment can be made within the preceding limits.  This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$203	$3,786	$6,349	$10,003
Class C	$278	$5,803	$8,180	$9,756

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objectives by investing primarily in a combination of:

▪

call and put options on the Standard & Poor's 500 Index, and

▪

short-term U.S. Treasury securities.

The Fund seeks to achieve its primary investment objective – capital appreciation – from gains on purchased and written options on the S&P 500 Index or exchange traded funds ("ETFs") linked to the S&P 500 Index.  The Fund's strategy of investing in both calls and puts is intended to produce gains regardless of the direction of the S&P 500 Index, because the Fund can benefit from both an increase or decrease in the S&P 500 Index.  The Fund seeks to achieve its secondary investment objective – capital preservation – from the relatively stable asset value provided by short-term U.S. Treasury securities.

The adviser employs a proprietary investment strategy that incorporates both (1) a quantitative model to assess relative value among option contracts and (2) a technical analysis overlay to determine short-term buy and sell signals for the S&P 500 Index.  The adviser's quantitative model uses historical stock market volatility to forecast future volatility, which serves as an input to determine relative value among call and put options.  The adviser uses technical analysis to forecast short-term movements in both the stock market overall and specific option contracts.

The adviser buys securities and options that it believes will generate positive capital appreciation and sells them when a fair-value price target is achieved or fundamentals have diverged from the adviser's investment thesis.  The adviser writes options to reduce the net cost of the Fund's purchased option positions.  It covers (buys back) written options when a fair-value price target is achieved or to adjust portfolio positions when a purchased option is sold.  The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities and options to achieve the Fund's investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

•

Call Option Risk.  When the Fund purchases a call option on a security or index it may lose the entire premium paid if the underlying security or index does not increase in value.  The Fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

•

ETF Risk.  ETFs linked to the S&P 500 are subject to investment advisory and other expenses, which will cause their performance to lag the S&P 500 Index.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

•

Leveraging Risk. The use of leverage, such as that embedded in options, will magnify the Fund's gains or losses.

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Limited History of Operations.  The Fund has a limited history of operation.  In addition, the adviser has not previously managed a mutual fund.

•

Management Risk. The adviser's reliance on its option-based strategy and its judgments about the potential appreciation of a particular option or security in which the Fund invests may prove to be incorrect.

•

Market Risk.  Overall equity market risk may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Put Option Risk.  When the Fund purchases a put option on a security or index it may loose the entire premium paid if the underlying security or index does not decrease in value.  The Fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

•

Turnover Risk.  A higher portfolio turnover will result in higher transactional and brokerage costs.

•

Written Options Risk.  The Fund will incur a loss as a result of a written options (also referred to as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position.  The Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Investor Class shares of the Fund for each full calendar year since the Fund's inception.  The performance table compares the performance of the share classes of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-705-1115 or visiting www. bishopassetmanagement.com.

Investor Class Annual Return For Calendar Years Ended December 31

Best Quarter:	1st Quarter 2011	(0.10)%
Worst Quarter:	4th Quarter 2011	(1.50)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2011)

	One Year	Since Inception of the Fund
Investor Class shares
Return before taxes	(2.68)%	(2.85)%
Return After Taxes on Distributions	(2.70)%	(2.87)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.72)%	(2.42)%
Class C shares
Return before Taxes	(3.39)%	(3.57)%
S&P 500 Index	2.11%	6.50%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After-tax returns are not shown for Class C shares and would differ from those of Investor Class shares.

Investment Adviser:  Bishop Asset Management, LLC.

Portfolio Manager: Kevin Nugent, Chief Investment Officer of the adviser, has served the Fund as its portfolio manager since it commenced operations in 2010.

Purchase and Sale of Fund Shares: The minimum initial investment in Investor Class shares and Class C shares is $5,000 for regular accounts and $2,000 for retirement plans, and the minimum subsequent investment is $2,000 for regular accounts and $500 for retirement plans.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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